                               AMENDED SCHEDULE A
                         TO THE INVESTMENT ADVISORY AND
                            ADMINISTRATION AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

Fund                                                                        Effective Date
----                                                                        --------------
Schwab International Index Fund                                             July 21, 1993

Schwab Small-Cap Index Fund                                                 October 14, 1993

Schwab MarketTrack Growth Portfolio (formerly known as                      September 25, 1995
Schwab Asset Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as                    September 25, 1995
Schwab Asset Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab Asset   September 25, 1995
Director-Conservative Growth Fund)

Schwab S&P 500 Fund                                                         February 28, 1996

Schwab Analytics Fund                                                       May 21, 1996

Schwab MarketManager International Portfolio (formerly known as Schwab      September 2, 1996

OneSource Portfolios-International)

Schwab MarketManager Growth Portfolio (formerly known as Schwab OneSource   October 13, 1996

Portfolios-Growth Allocation)

Schwab MarketManager Balanced Portfolio (formerly known as Schwab           October 13, 1996
OneSource Portfolios-Balanced Allocation)

Schwab MarketManager Small Cap Portfolio (formerly known as Schwab          August 3, 1997
OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly known as Schwab Asset    April 16, 1998
Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                                           February 1, 1999

Institutional Select Large Cap-Value Index Fund                             February 1, 1999

Institutional Select Small-Cap Value Index Fund                             February 1, 1999

                              SCHWAB CAPITAL TRUST

                              By:          /s/ William J. Klipp
                                           -------------------------------------
                              Name:        William J. Klipp
                              Title:       Executive Vice
                                           President and Chief Operating Officer

                              CHARLES SCHWAB INVESTMENT
                              MANAGEMENT, INC.

                              By:          /s/ Stephen B. Ward
                                           -------------------------------------
                              Name:        Stephen B. Ward
                              Title:       Senior Vice President and
                                           Chief Investment Officer

                               AMENDED SCHEDULE B
                         TO THE INVESTMENT ADVISORY AND
                            ADMINISTRATION AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

                              ADVISORY FEE SCHEDULE

THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                 BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:


 Fund                               Fee
 ----                               ---
 Schwab International Index Fund    Seventy one-hundredths of one percent
                                    (0.70%) of the Fund's average daily net
                                    assets not in excess of $300,000,000 and sixty one-hundredths of one percent (0.60%)
                                    of such assets over $300,000,000

 Schwab Small-Cap Index Fund        Fifty one-hundredths of one percent (0.50%)
                                    of the Fund's average daily net assets not in excess of $300,000,000 and forty-five one-hundredths of one percent (0.45%) of such assets over $300,000,000

 Schwab MarketTrack Growth          Seventy-four one-hundredths of one percent
 Portfolio (formerly known as       (0.74%) of the Fund's average daily net
 Schwab Asset Director-High         assets not in excess of $1 billion;
 Growth Fund)                       sixty-nine one-hundredths of one percent
                                    (0.69%) of such net assets over $1 billion, but not more than $2 billion; and sixty-four one-hundredths of one percent (0.64%) of such net assets over $2 billion

 Schwab MarketTrack Balanced        Seventy-four one-hundredths of one percent
 Portfolio (formerly known as       (0.74%) of the Fund's average daily net
 Schwab Asset Director-Balanced     assets not in excess of $1 billion;
 Growth Fund)                       sixty-nine one-hundredths of one percent
                                    (0.69%) of such net assets over $1 billion, but not more than $2 billion; and sixty-four one-hundredths of one percent (0.64%) of such net assets over $2 billion

 Schwab MarketTrack Conservative    Seventy-four one-hundredths of one percent
 Portfolio (formerly known as       (0.74%) of the Fund's average daily net
 Schwab Asset Director-             assets not in excess of $1 Fund) billion;
 Conservative Growth Fund)          sixty-nine one-hundredths of one percent
                                    (0.69%) of such net assets over $1 billion, but not more than $2 billion; and sixty-four one-hundredths of one percent (0.64%) of such net assets over $2 billion

 Fund                               Fee
 ----                               ---

 Schwab S&P 500 Fund                Thirty-six one-hundredths of one percent
                                    (0.36%) of the Fund's average daily net
                                    assets not in excess of $1 billion;
                                    thirty-three one hundredths of one percent
                                    (0.33%) of such net assets over $1 billion, but not more than $2 billion; and thirty-one one hundredths of one percent (0.31%) of such net assets over $2 billion.

 Schwab Analytics Fund              Seventy-four one hundredths of one percent
                                    (0.74%) of the Fund's average daily net
                                    assets not in excess of $1 billion;
                                    sixty-nine one hundredths of one percent
                                    (0.69%) of such net assets over $1 billion, but not more than $2 billion; and sixty-four one hundredths of one percent (0.64%) of such net assets over $2 billion.

 Schwab MarketManager               Seventy-four one hundredths of one percent
 International Portfolio            (0.74%) of known as Schwab OneSource
 (formerly known as Schwab          Portfolios-International) the Fund's average
 OneSource Portfolios-              daily net assets not in excess of $1
 International)                     billion; sixty-nine one hundredths of one
                                    percent (0.69%) of such net assets over $1 billion, but not more than $2 billion; and sixty-four one hundredths of one percent
                                    (0.64%) of such net assets over $2 billion.

 Schwab MarketManager Growth        Seventy-four one hundredths of one percent
 Portfolio (formerly known as       (0.74%) of the Fund's average daily net
 Schwab OneSource Portfolios-       assets not in excess of $1 billion;
 Growth Allocation)                 sixty-nine one hundredths of one percent
                                    (0.69%) of such net assets over $1 billion, but not more than $2 billion; and sixty-four one hundredths of one percent (0.64%) of such net assets over $2 billion.

 Schwab MarketManager Balanced      Seventy-four one hundredths of one percent
 Portfolio (formerly known as       (0.74%) of the Fund's average daily net
 Schwab OneSource Portfolios-       assets not in excess of $1 Allocation)
 Balanced Allocation)               billion; sixty-nine one hundredths of one
                                    percent (0.69%) of such net assets over $1 billion, but not more than $2 billion; and sixty-four one hundredths of one percent
                                    (0.64%) of such net assets over $2 billion.

 Schwab MarketManager Small Cap     Seventy-four one hundredths of one percent
 Portfolio (formerly known as       (0.74%) of the Fund's average daily net
 Schwab OneSource Portfolios-       assets not in excess of $1 billion;
 Small Company)                     sixty-nine one hundredths of one percent
                                    (0.69%) of such net assets over $1 billion, but not more than $2 billion; and sixty-four one hundredths of one percent (0.64%) of such net assets over $2 billion.

 Fund                               Fee
 ----                               ---

 Schwab Market Track All Equity     Seventy-four one hundredths of one percent
 Portfolio (formerly known as       (0.74%) of the Fund's average daily net
 Schwab Asset Director-             assets not in excess of $1 billion;
 Aggressive Growth Fund)            sixty-nine one hundredths of one percent
                                    (0.69%) of such net assets over $1 billion, but not more than $2 billion; and sixty-four one hundredths of one percent (0.64%) of such net assets over $2 billion.

 Institutional Select S&P           Twenty one hundredths of one percent (0.20%)
 500 Fund                           of the Fund's average daily net assets not
                                    in excess of $1 billion; and eighteen one hundredths of one percent (0.18%) of such net assets over $1 billion.

 Institutional Select Large-Cap     Twenty one hundredths of one percent (0.20%)
 Value Index Fund                   of the Fund's average daily net assets not
                                    in excess of $1 billion; and eighteen one hundredths of one percent (0.18%) of such net assets over $1 billion.

 Institutional Select Small-Cap     Twenty-five one hundredths of one percent
 Value Index Fund                   (0.25%) of the Fund's average daily net
                                    assets not in excess of $1 billion; and
                                    twenty-three one hundredths of one percent
                                    (0.23%) of such net assets over $1 billion.


                              SCHWAB CAPITAL TRUST


                             By:          /s/ William J. Klipp
                                          ----------------------------
                             Name:        William J. Klipp
                             Title:       Executive Vice
                                          President and
                                          Chief Operating Officer


                             CHARLES SCHWAB INVESTMENT
                             MANAGEMENT, INC.


                             By:          /s/ Stephen B. Ward
                                          ------------------------------
                             Name:        Stephen B. Ward
                             Title:       Senior Vice President and
                                          Chief Investment Officer